Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Laub, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No.1 to the Quarterly Report of Atmel Corporation on Form 10-Q for the fiscal quarter ended September 30, 2012 (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that information contained in such Amendment No.1 to the Quarterly Report of Atmel Corporation on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Atmel Corporation.

December 3, 2012	By:	/s/ STEVEN LAUB
Steven Laub
President & Chief Executive Officer